EXHIBIT 32

       CERTIFICATION REQUIRED BY 18 U.S.C.SS.1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the quarterly report of Decorator Industries, Inc. ("the Company") on Form 10-Q for the quarterly period ended June 28, 2008, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, William A. Johnson, Chief Executive Officer of the Company, and Michael K. Solomon, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

                  (1)      The Report fully complies with the requirements of
                           section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                  (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: August 12, 2008                   By: /s/ William A. Johnson
                                            -----------------------
                                            William A. Johnson,
                                            Chief Executive Officer


Date: August 12, 2008                   By: /s/ Michael K. Solomon
                                            -----------------------
                                            Michael K. Solomon,
                                            Chief Financial Officer